UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2025

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	98-1786743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario, K9V 4R1

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Share, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 28, 2024, New Horizon Aircraft Ltd. (the “Company”) was notified by Nasdaq that the Company had failed to maintain a net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years required for continued listing under Nasdaq Listing Rule 5550(b)(3) (the “Net Income Standard”). The Nasdaq Qualifications Listing Staff (the “Staff”) notified the Company that it also did not meet the alternative continued listing standards under Nasdaq Listing Rule 5550(b)(2) (the “Market Value of Listed Securities Standard,” which requires the market value of the Company’s listed securities be at least $35 million) or Nasdaq Listing Rule 5550(b)(1) (the “Equity Standard,” which requires the Company to maintain stockholders’ equity of at least $2.5 million) (the Net Income Standard, the Market Value of Listed Securities Standard, and the Equity Standard, collectively the “Continued Listing Standards”). The Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s determination, which took place on December 12, 2024.

On January 24, 2025, the Company received a letter from the Nasdaq Office of General Counsel confirming the decision of the Panel that the Company had regained compliance with the Continued Listing Standards by demonstrating compliance with the Equity Standard and that the matter is closed. Pursuant to Nasdaq Listing Rule 5815(d)(4)(B), the Company will be subject to a panel monitor for a period of one year from the date of the letter.

Additionally, as previously reported on July 23, 2024, the Company received a written notification from the Staff, dated July 19, 2024, indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), as the Company’s closing bid price for its Class A ordinary shares, without par value per share (“Class A ordinary shares”), was below $1.00 per share for thirty (30) consecutive business days prior to such letter, and that pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days, or until January 15, 2025, to regain compliance with the Bid Price Rule.

On January 22, 2025, the Company received a written notification from Nasdaq indicating that the Staff determined that the Company had received an additional 180 calendar days, or until July 14, 2025 (the “Second Compliance Period”), to regain compliance with the Bid Price Rule. If at any time during the Second Compliance Period, the closing bid price of the Class A ordinary shares is at least $1.00 per share for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Bid Price Rule and the matter will be closed. If compliance cannot be demonstrated by the end of the Second Compliance Period, the Staff will provide written notification that our Class A ordinary shares may be subject to delisting from the Nasdaq Capital Market.

The notice from Nasdaq has no immediate effect on the listing of the Company’s Class A ordinary shares, and its Class A ordinary shares will continue to be listed on the Nasdaq Capital Market under the symbol “HOVR”. While there can be no assurance that the Company will regain compliance with the Bid Price Rule, the Company expects to cure this deficiency within the Second Compliance Period.

Item 7.01. Regulation FD.

On January 27, 2025, the Company issued a press release announcing that the Company had regained compliance with the Continued Listing Standards and that the Company was eligible for the Second Compliance Period. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to future compliance with the Bid Price Rule or such reverse stock split, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to the Company’s ability to maintain compliance with the Continued Listing Standards and other Nasdaq listing standards, the Company’s ability to regain compliance with the Bid Price Rule, the one-year panel monitor period, the Company’s ability to successfully appeal any Staff determination to a hearing panel, if needed, the Company’s ability to take actions that may be required for its continued listing on Nasdaq, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated as of January 27, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: January 27, 2025	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

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